 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2024

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
802 East 1050 South
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Agreement.
On August 19, 2024, Domo, Inc., a Delaware corporation (“Domo”), entered into a Second Amendment to Amended and Restated Loan and Security Agreement and Lender Joinder (the “Amendment”), which amends that certain Amended and Restated Loan and Security Agreement, dated as of August 8, 2023, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of February 17, 2024, among Domo, Domo, Inc., a Utah corporation, the lenders that are parties thereto from time to time (collectively, the “Lenders”), Obsidian Agency Services Inc., as collateral agent for the Lenders, and Wilmington Trust, National Association, as administrative agent for the Lenders (the “Loan Agreement”).
Among other things, the Amendment amends the Loan Agreement to (i) to refinance certain credit extensions, (ii) extend the maturity date of the outstanding loans, (iii) revise interest amounts payable in cash and payable in kind and (iv) modify the financial covenants.
In connection with the Amendment, Domo issued to the Lenders warrants to purchase an aggregate of 1,022,918 shares of Domo’s Class B common stock, at an exercise price of $0.01 per share, subject to adjustment (the “Warrants”). The Warrants expire on August 19, 2028 (the “Expiration Date”). The Lenders may (i) exercise the Warrants at any time prior to the Expiration Date pursuant to the terms of the Warrants for the number of shares of Class B common stock purchased upon such exercise or (ii) in lieu of exercising such Warrant, convert the Warrants, in whole or in part, into the number of shares of Class B common stock pursuant to the terms of the Warrants prior to the Expiration Date.
The foregoing descriptions of the Amendment and the Warrants are qualified in their entirety by references to the full text of the Amendment and the form of Warrant, each of which will be filed as exhibits to Domo’s Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2024.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02. The issuance of the Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Domo, Inc. dated August 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: August 19, 2024	By:	/s/ David Jolley
David Jolley
Chief Financial Officer